PNC FUNDS, INC.

                         PNC CAPITAL OPPORTUNITIES FUND
                        PNC GOVERNMENT MONEY MARKET FUND
                          PNC INTERNATIONAL EQUITY FUND
                         PNC LIMITED MATURITY BOND FUND
                        PNC MARYLAND TAX-EXEMPT BOND FUND
                        PNC NATIONAL TAX-EXEMPT BOND FUND
                           PNC PRIME MONEY MARKET FUND
                    PNC TAX-EXEMPT LIMITED MATURITY BOND FUND
                        PNC TAX-EXEMPT MONEY MARKET FUND
                           PNC TOTAL RETURN BOND FUND

      Supplement dated November 23, 2009 to the Proxy Statement/Prospectus dated October 19, 2009

         This Supplement provides new and additional information beyond that contained in the Proxy Statement/Prospectus and
       should be read in conjunction with the Proxy Statement/Prospectus.

Dear Shareholders:

         As you are aware, a Special Meeting of Shareholders has been called for December 15, 2009 at 10:00 a.m. Eastern time, Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201 (the "Special Meeting"). At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization, dated as of August 13, 2009 (the "Reorganization Agreement"), by and between PNC Funds, Inc. (the "Company") and the Allegiant Funds, which provides for the transfer of all of the assets and liabilities of each investment portfolio of the Company in exchange for shares of a corresponding investment portfolio of Allegiant Funds (the "Reorganizations"). Shareholders of the Company will also be asked to approve new investment advisory agreements.

         On November 17, 2009, the Board of Trustees of Allegiant Funds approved a name change for Allegiant Funds to "PNC Funds." As a result, each investment portfolio of Allegiant Funds will be renamed as a PNC investment portfolio (the "Name Changes"). As an example, "Allegiant Small Cap Core Fund" will be renamed "PNC Small Cap Core Fund." The Name Changes are contingent upon the approval of the Reorganization Agreement by the shareholders of the Company. If the shareholders of the Company approve the Reorganization Agreement, the Reorganizations and the Name Changes will be effective February 8, 2010.

          THE BOARD OF DIRECTORS OF THE COMPANY CONTINUES TO UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE REORGANIZATION AGREEMENT AND THE NEW INVESTMENT ADVISORY AGREEMENTS.

      If you need any assistance, or have any questions regarding the Proxy
        Statement/Prospectus or how to vote your shares, please call PNC
         Funds, Inc. at 1-800-551-2145 or visit www.pncmutualfunds.com.




          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE